1st Quarter 2016 Earnings Call April 22, 2016

2 Financial Highlights ▪ Net income of $61.3 million and earnings per share of $0.60, compared to $58.5 million and $0.57 per share for Q4 2015, and $40.4 million and $0.45 per share for Q1 2015 ▪ Net interest margin of 4.58%, compared to 4.67% in Q4 2015, and 4.35% in Q1 2015 ▪ Efficiency ratio of 45.6%, compared to 45.2% in Q4 2015, and 46.7% in Q1 2015 ▪ Total loans of $11.24 billion, up $105 million from prior quarter and total deposits of $13.08 billion, up $1.05 billion from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) decreased to 0.57% of total assets, from 0.65% at December 31, 2015 ▪ Net loan charge-offs (annualized) to average loans outstanding of 0.08%, compared to 0.02% in Q4 2015, and compared to net loan recoveries (annualized) to average loans outstanding 0.06% in Q1 2015 ▪ Tangible common equity ratio of 9.1% and tangible book value per share, net of tax, of $13.16, compared to 9.2% and $12.54, respectively, at December 31, 2015 Note: Prior period financial results for 2015 have been adjusted to reflect the adoption of the accounting guidance in ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. See the supplemental schedule at the end of the 12/31/2015 press release for the impact that adoption had on prior period financial results. Q1 2016 HIGHLIGHTS 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q1 2016 HIGHLIGHTS ▪ Net Interest Income increased $2.4 million as a result of higher average loan balances ▪ Operating Non-Interest Income increased $2.7 million (28.7%), including $2.5 million of gain on sale of loans ▪ Operating Non-Interest Expense increased $3.0 million (4.0%), primarily driven by seasonally higher compensation costs ▪ Provision for Credit Losses of $2.5 million compared to $2.4 million in current net charge-offs ▪ Income Tax Expense benefited $3.9 million from the early adoption of ASU 2016-09 Q1-16 Q4-15 Q1-15 Net Interest Income $ 145.7 $ 143.3 $ 103.1 Operating Non-Interest Income 12.1 9.4 5.7 Net Operating Revenue $ 157.8 $ 152.8 $ 108.8 Operating Non-Interest Expense (75.8) (72.8) (54.2) Operating Pre-Provision Net Revenue $ 82.1 $ 79.9 $ 54.5 Provision for Credit Losses (2.5) (2.5) (0.7) Gains on OREO and Other Assets 0.3 0.4 0.4 Gain on Sale of Securities 1.0 — 0.6 Acquisition and Other 0.1 0.1 (0.3) Pre-tax Income $ 80.9 $ 77.9 $ 54.6 Income Tax (19.5) (19.3) (14.2) Net Income $ 61.3 $ 58.5 $ 40.4 Preferred Dividend — (0.2) (0.2) Net Income Available to Common $ 61.3 $ 58.4 $ 40.2 Average Diluted Shares Outstanding 102.5 102.0 88.5 Earnings Per Share $ 0.60 $ 0.57 $ 0.45 3

4 Net Interest Drivers $ in billions Interest Bearing Deposits and Cost of Funds Loans and Yield Interest Earning Assets Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q1 2016 HIGHLIGHTS ▪ Loans increased $105 million due to organic growth; yield decreased due to one less day in the quarter and the increased cash position in anticipation of the GE Asset Purchase ▪ Cost of funds increased one basis point for interest-bearing deposits ▪ Cost of funds for total deposits, including non-interest bearing deposits, was flat at 0.20% quarter- over-quarter Total Investments and Yield Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 3.09% 3.06% 2.98% 2.98% 3.02% $1.5 $1.5 $2.0 $2.0 $2.1 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 4.97% 5.06% 5.31% 5.35% 5.31% $8.8 $10.4 $10.8 $11.1 $11.2 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 0.30% 0.31% 0.30% 0.30% 0.31% $7.0 $7.5 $7.5 $7.9 $8.4 82.9% 83.3% 83.3% 83.9% 78.9% 13.7% $10.6 Cash Investments Loans Interest Bearing Deposits 12.3% 15.4% $13.3 14.7% $12.4 $12.9 0.7% $14.2 4 3.4% 4.4% 1.3% 15.4% 6.3%

5 Net Interest Income and Accretion $ in millions Q1 2016 HIGHLIGHTS ▪ NIM decreased 9 bps largely due to one less day in the quarter ▪ NIM adjusted for acquired loan accretion was 4.42% for the quarter, compared to reported NIM of 4.58% Net Interest Income and NIM Acquired Loan Accretion and Adjusted NIM Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 4.35% 4.41% 4.59% 4.67% 4.58% $103.1 $108.7 $137.4 $143.3 $145.7 Non-PCI Accretion PCI Accretion Adjusted Net Interest Margin, excluding accretion Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $4.7 $3.6 $2.8$2.1 $3.1 $2.3 $1.4 $2.5 4.27% 4.28% 4.37% 4.52% 4.42% Scheduled Acquisition Loan Accretion * Non-PCI Rate and Credit Accretion PCI Rate Accretion Q2-16 Q3-16 Q4-16 Q1-17 $1.7 $1.4 $1.2 $0.9 $0.7 $0.7 $0.7 $0.7 $(0.2) $0.1 * Excludes GE loan purchaseEnding rate and credit marks on all acquired loans at 3/31/2016 is $33.5 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion Adjusted NIM 5

6 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $32.5 $32.4 $43.7 $41.2 $44.9 $6.9 $7.2 $9.3 $9.8 $9.6$7.1 $7.3 $8.4 $10.5 $10.1 $7.7 $7.7 $10.8 $11.3 $11.2 Operating Expenses and Efficiency $ in millions Q1 2016 HIGHLIGHTS ▪ The Efficiency Ratio rose forty basis points to 45.6% as expense growth slightly outpaced revenue growth ▪ Compensation Expense increased $3.7 million as a result of seasonally higher FICA rates incurred early in the year and reduced salary deferral due to lower loan originations Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 46.7% 44.7% 46.8% 45.2% 45.6% $54.2 $54.6 $72.2 $72.8 $75.8 6

7 Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and ROA Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $54.5 $59.7 $73.7 $79.9 $82.1 2.03% 2.14% 2.16% 2.28% 2.27% Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $40.4 $39.5 $55.9 $58.5 $61.3 1.50% 1.41% 1.64% 1.67% 1.70% Operating Pre-Provision Net Revenue and Net Income and related ROA are relatively flat quarter-over-quarter Net Income and ROA 7

8 Consolidated Balance Sheet $ in millions ▪ Investments & Cash increased $864 million (38.1%) over prior quarter due to the increased cash position for the anticipated GE Asset Purchase ▪ Total Loans increased $105 million (0.9%) over prior quarter and $2.42 billion (27.5%) over prior year, the latter driven in part by the Bridge Capital acquisition ▪ Deposits increased $1.05 billion (8.7%) over prior quarter and $3.42 billion (35.4%) over prior year ▪ Increased Deposits helped provide liquidity to reduce Borrowings by $152 million ▪ Tangible Book Value/Share increased $0.62 (4.9%) over prior quarter and $2.44 (22.8%) over prior year Q1 2016 HIGHLIGHTSQ1-16 Q4-15 Q1-15 Investments & Cash $ 3,131 $ 2,267 $ 1,946 Total Loans 11,241 11,136 8,819 Allowance for Credit Losses (119) (119) (112) Other Assets 995 991 599 Total Assets $ 15,248 $ 14,275 $ 11,252 Deposits $ 13,082 $ 12,030 $ 9,662 Borrowings 247 399 363 Other Liabilities 259 254 176 Total Liabilities $ 13,588 $ 12,683 $ 10,201 Shareholders' Equity 1,660 1,592 1,051 Total Liabilities and Equity $ 15,248 $ 14,275 $ 11,252 Tangible Book Value Per Share $ 13.16 $ 12.54 $ 10.72 8

9 Loan Growth and Portfolio Composition $ in millions Q1 2016 HIGHLIGHTS ▪ Quarter-over-quarter loan growth driven by two loan categories: C&I increased $116 million and Construction & Land increased $47 million, offset by $51 million decrease in CRE, Owner Occupied ▪ Year-over-year loan growth driven by three loan categories: C&I, CRE, Owner Occupied, and Construction & Land increased $1.66 billion, $234 million, and $337 million, respectively $2.42 BILLION YEAR-OVER-YEAR GROWTH Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $3,725 $4,765 $4,964 $5,267 $5,383 $1,818 $2,039 $2,144 $2,103 $2,052$2,114 $2,209 $2,211 $2,283 $2,291 $843 $1,003 $1,122 $1,133 $1,180 $319 $345 $347 $350 $336 3.6% 20.6% 24.0% 42.2% 9.6% 3.0% 18.2% 20.4% 47.9% 10.5% Growth * Total increase in loans includes $1.44 billion from the acquisition of Bridge on June 30, 2015 Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $8,819 $10,361 +1,542 * $10,788 +427 $11,136 +348 $11,241 +105 9

10 Media: 1% Construction: 1% Retail: 7% Residential: 3% Utilities: 2% Media: 2% Construction: 2% Wholesale Trade: 1%Gaming: 1% Residential: 3% Loan Composition 3/31/2016 3/31/2015 10 Professional & Scientific: 1% Consumer: < 1% Other: 7% Consumer < 1% Other: 5% C&I CRE, Owner Occupied CRE, Non-Owner Occupied Construction & Land Residential and Consumer Real Estate Rental: 2% Real Estate Rental: 3% Manufacturing: 3% Gaming: 1% Industrial: 5% Multi-Family: 2% Multi-Family: 1% Industrial: 4% Public Administration:6% Health Care: 6% Finance: 6% Hotel: 2% Other: 6% Retail: 3% Office: 6% Industrial: 5% Other: 3% Retail: 6% Office: 5% Commercial: 5% Other: 4% Residential: 5% Education: 2% Public Administration: 7% Health Care: 7% Finance: 6% Hotel: 2% Education: 2% Retail: 5% Industrial: 5% Office: 5% Other: 5% Office: 6% Commercial: 5% Residential: 4% Restaurant: 2% Restaurant: 2% Professional & Scientific: 4% Manufacturing: 3%

11 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $2,657 $3,924 $4,077 $4,094 $4,635 $937 $1,001 $1,024 $1,028 $1,088 $4,121 $4,734 $4,673 $5,297 $5,651 $1,947 $1,747 $1,836 $1,611 $1,708 Deposit Growth and Composition $ in millions Q1 2016 HIGHLIGHTS ▪ Quarter-over-quarter deposit growth driven by two deposit categories: Non-Int Bearing DDA and Savings and MMDA growth of $541 million and $354 million, respectively ▪ Year-over-year deposit growth driven by two deposit categories: Non-Int Bearing DDA and Savings and MMDA growth of $1.98 billion and $1.53 billion, respectively, offset in part by decrease in CDs of $239 million 9.7% 20.1% 27.5% 42.7% 8.3% 13.1% 35.4% 43.2% $3.42 BILLION YEAR-OVER-YEAR GROWTH * Total increase in deposits includes $1.74 billion from the acquisition of Bridge on June 30, 2015 CDs Savings and MMDA NOW Non-Interest Bearing DDA Growth $11,610 +203 $11,407 +1,745 * $9,662 $12,030 +420 $13,082 +1,052 11

12 Adversely Graded Assets to Total Assets NPA's to Total Assets Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 2.77% 2.69% 2.70% 2.54% 2.05% 1.11% 0.88% 0.75% 0.65% 0.57% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $64 $59 $58 $44 $53 $61 $59 $47 $48 $34 $76 $101 $109 $119 $92 $100 $132 $153 $142 $133 Adversely Graded Loans and Non-Performing Assets * $ in millions NPA’s Adversely Graded Loans $353 Accruing TDRs total $66 million as of 3/31/2016 $301 $351 $367 $312 * Amounts are net of total PCI credit and interest rate discounts of $20 million as of 3/31/2016 12 Special Mention Loans OREO

13 Gross Charge-Offs Recoveries Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $2.0 $2.5 $8.0 $(2.0) $(5.0) $(3.1) $(2.0) $(5.7) Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries Net Recoveries / Charge-Offs and Rate ALLL+CD/Total Loans Loan Loss Provision ALLL/Total Loans Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 1.39% 1.35% 1.32% 1.25% 1.21% $0.7 $0.0 $0.0 $2.5 $2.5 1.27% 1.11% 1.09% 1.07% 1.06% Net Charge-Offs (Recoveries) Net Charge-Off (Recovery) Rate Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $(1.2) $0.5 $2.3 (0.06)% 0.02% 0.08% ALLL and Credit Discounts ALLL Credit Discounts Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 $112 $115 $117 $119 $119 $11 $25 $26 $21 $16 Provision for Credit Losses and ALLL Ratios 13 Credit Discounts (CD) ALLL $0.8 $1.1 $(3.0) $(2.0) (0.13)% (0.08)%

14 ROTCE TBV/Share Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 17.3% 16.0% 19.0% 18.6% 18.4% $10.72 $11.25 $11.86 $12.54 $13.16 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 11.3% 12.2% 12.1% 12.1% 12.3% 9.0% 9.1% 9.1% 9.5% 9.9% 9.8% 10.0% 9.9% 9.8% 9.9% 8.5% 8.7% 8.9% 9.2% 9.1% Capital Ratios ROTCE and TBV/Share 14

15 GE Capital U.S. Hotel Franchise Portfolio Acquisition 15 ▪ On April 20, 2016, WAB, a wholly owned subsidiary of the Company, completed its previously announced Asset Purchase with GE and acquired their domestic select-service hotel franchise finance loan portfolio ▪ The portfolio consists of approximately $1.34 billion in seasoned loans (all of which are performing) with a yield of 4.8% and is being purchased at a discount of $67.1 million * Acquired loans are spread among 34 states, with the largest concentrations of acquired loans in Texas (16%), South Carolina (8%), and Georgia (7%) * The Company is presently undertaking an allocation of the purchase price discount, which will properly consider the elevated risk from classified performing loans and those loans domiciled in markets with oil and gas operations ▪ The Company expects to retain 35 members of the GE Capital team ▪ The acquisition is expected to be accretive to earnings (excluding acquisition costs) from the date of close and relatively neutral to liquidity and capital compared to year-end 2015 ▪ The portfolio will be operated as an on-going line of business and managed to approximately 10% of WAL's outstanding loan portfolio without affecting the Company's funding strategy ▪ The business is managed with strong underwriting standards and control processes and the Company does not expect a significant increase in loss volatility through the credit cycle

16 Outlook 2nd Quarter 2016 ▪ Loan and Deposit Growth ▪ Interest Margin ▪ Operating Efficiency ▪ Asset Quality 16

17 Forward-Looking Statements This presentation contains contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward- looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance, including our recent domestic select-service hotel franchise finance loan portfolio acquisition. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. 17